BLACKROCK CORI FUNDS

BlackRock CoRI 2015 Fund

BlackRock CoRI 2017 Fund

BlackRock CoRI 2019 Fund

BlackRock CoRI 2021 Fund

BlackRock CoRI 2023 Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated May 18, 2017 to the Summary Prospectus, Prospectus and Statement of Additional Information of each Fund, each dated February 28, 2017, as amended and supplemented to date

On May 9, 2017, the Board of Trustees of BlackRock CoRI Funds (the “Trust”), on behalf of each Fund, approved a proposal to close the Fund to new and subsequent investments and thereafter to liquidate the Fund. Effective 4:00 p.m. (Eastern time) on June 22, 2017, each Fund will no longer accept orders from new investors or existing shareholders to purchase Fund shares. On or about June 28, 2017 (the “Liquidation Date”), all of the assets of each Fund will have been liquidated completely, the shares of any shareholders holding shares on the Liquidation Date will be redeemed at the net asset value per share and the Fund will then be terminated as a series of the Trust. Shareholders may redeem their Fund shares or exchange their shares into shares of another mutual fund advised by BlackRock Advisors, LLC or its affiliates at any time prior to the Liquidation Date.

Shareholders should consult their personal tax advisers concerning their tax situation and the impact of the liquidation and/or exchanging to a different fund on their tax situation.

Shareholders should retain this Supplement for future reference.

ALLPRSAI-CORI-0517SUP